                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:              811-7460

Exact name of registrant as specified
 in charter:                                     Delaware Investments Dividend
                                                 and Income Fund, Inc.

Address of principal executive offices:          2005 Market Street
                                                 Philadelphia, PA 19103

Name and address of agent for service:           David F. Connor, Esq.
                                                 2005 Market Street
                                                 Philadelphia, PA 19103

Registrant's telephone number, including
 area code:                                      (800) 523-1918

Date of fiscal year end:                         November 30

Date of reporting period:                        November 30, 2005

Item 1.  Reports to Stockholders



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
CLOSED-END                                   A member of Lincoln Financial Group


Annual Report    NOVEMBER 30, 2005
--------------------------------------------------------------------------------

                        DELAWARE INVESTMENTS
                        DIVIDEND AND INCOME FUND, INC.






























[Logo] POWERED BY RESEARCH(R)

     TABLE
        OF CONTENTS

     -----------------------------------------------------------------
     PORTFOLIO MANAGEMENT REVIEW                                     1
     -----------------------------------------------------------------
     PERFORMANCE SUMMARY                                             4
     -----------------------------------------------------------------
     SECTOR ALLOCATION                                               6
     -----------------------------------------------------------------
     FINANCIAL STATEMENTS:
          Statement of Net Assets                                    7
          Statement of Operations                                   13
          Statements of Changes in Net Assets                       14
          Statement of Cash Flows                                   15
          Financial Highlights                                      16
          Notes to Financial Statements                             17
     -----------------------------------------------------------------
     REPORT OF INDEPENDENT REGISTERED
        PUBLIC ACCOUNTING FIRM                                      20
     -----------------------------------------------------------------
     OTHER FUND INFORMATION                                         21
     -----------------------------------------------------------------
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       24
     -----------------------------------------------------------------
     ABOUT THE ORGANIZATION                                         26
     -----------------------------------------------------------------


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Investment advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio                    Delaware Investments Dividend and Income Fund, Inc.
    MANAGEMENT REVIEW        December 13, 2005


FUND MANAGERS
D. Tysen Nutt, Jr.
Co-Manager

Jordan L. Irving
Co-Manager

Anthony A. Lombardi
Co-Manager

Timothy L. Rabe
Co-Manager

Damon J. Andres
Co-Manager

Robert A. Vogel, Jr.
Co-Manager

During the fiscal year ended November 30, 2005, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. (the "New Equity Team") were appointed co-portfolio managers of the Fund. The New Equity Team replaced Nancy M. Crouse, and will work with Damon J. Andres with respect to the equity portion of the Fund. The members of the New Equity Team will work with Damon J. Andres and Timothy L. Rabe in making day-to-day decisions for the Fund.

PLEASE DISCUSS THE INVESTMENT ENVIRONMENT DURING THE YEAR.
During the 12-month period ended November 30, 2005, the Federal Reserve steadily increased short term interest rates in the form of the fed funds rate--a factor which we believe has had a significant impact on equity and fixed income markets. The market sustained further losses due to rising energy prices and a string of intense hurricanes, which disrupted oil production on the Gulf Coast and initiated massive federal borrowing to fund rebuilding. While the economy and corporate earnings continue to grow, there was the potential for the combined effects of heavy consumer debt, higher energy prices, and rising interest rates to impact consumer spending and increase volatility in the financial markets going forward.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2005?
A: Delaware Investments Dividend and Income Fund, Inc., a diversified closed-end fund, returned +5.44% at net asset value and +15.38% at market price (both figures reflect all distributions reinvested) for the fiscal year ended November 30, 2005. For complete, annualized performance, please see the table on page 4.

By comparison, the Fund's collective benchmark, the Standard & Poor's (S&P) 500 Index, returned +8.44% during the same period. Unlike its all-stock benchmark, the Fund is diversified across four sectors: large-cap value stocks, high yield bonds, real estate investment trusts (REITs), and convertible securities. Generally speaking, each of these asset classes has relatively low correlation with the others. As such, the Fund is designed with the idea that this well-diversified asset allocation may help to reduce volatility over time.

Q: PLEASE DISCUSS THE FUND'S EQUITY PERFORMANCE.
A: In March, 2005, the Delaware Investments Large-Cap Value Equity Team of D. Tysen Nutt, Jordan Irving, Anthony Lombardi, and Robert Vogel took over day-to-day operations of the equity investments within Delaware Investments Dividend and Income Fund, Inc. (Damon Andres remained as the portfolio manager responsible for both REITs and convertible securities in the Fund, while Tim Rabe continued to handle the Fund's allocation to high-yield fixed income.)

During the 12-month period, the Fund's common stocks trailed our collective benchmark, the S&P 500 Index. We attribute performance to individual security selection and sector allocations. The strongest returns came from the industrial sector. We also benefited from our positioning in the information technology sector. Hewlett-Packard, one of our strongest holdings in this group, was the beneficiary of a successful corporate restructuring that included management changes. The company benefited in particular from its imaging business. Overall, we remain confident about Hewlett-Packard's long-term prospects. The company offers investors a fairly diversified line of business, and we believe that improved efficiency and earnings were reflected in attractive valuations at the close of the period.

Conversely, individual security selection in the staples and healthcare sectors hurt performance. The stock performance of both Pfizer and Merck, in particular, proved disappointing during the fiscal year. Growing concern about the number of drugs coming off patent and the impact of generic competition was compounded by an unfavorable outlook for new product development. In addition, potential legal liabilities related to the withdrawal of Merck's Vioxx in 2004 and Pfizer's Bextra in April 2005 had a significant impact on valuations. We believe that these companies have suffered unfairly, and remain optimistic that they will benefit from strong franchises, healthy balance sheets, improving cash flow, and attractive dividend generation over the next three to five years.

Q: HOW DID THE FUND'S REIT INVESTMENTS PERFORM?
A: The Fund's REIT investments contributed positively to overall performance as this asset class turned in another strong year. During the period, we had exposure to mortgage REITs, which underperformed due to concerns about consumer credit and the housing market. Our investment strategy is focused on identifying high-quality securities with attractive dividend yields, while avoiding rich valuations and stressed balance sheets.

PLEASE DISCUSS AREAS OF POSITIVE AND NEGATIVE PERFORMANCE OF THE FUND'S REIT INVESTMENT.
The Fund benefited from Simon Property Group, a regional mall company. The company's strong internal growth and operating performance were further enhanced by its 2004 acquisition of Chelsea Property Group, the world's largest owner and operator of outlet centers. This acquisition represents an attractive complement to Simon's overall business strategy and development pipeline.

The Fund's position in Great Wolf Resorts, an entertainment resort company in the consumer discretionary sector, generated disappointing performance. We were adversely impacted by a variety of factors, including earnings misrepresentation and poor corporate management. As investors, we believe a buyout may be imminent for the company, which could lead to brighter long-term prospects. A light weighting in the multi-family housing sector, which performed well, also served as a drag on the performance of our REIT allocation compared to the NAREIT Equity REIT Index. We maintained less exposure than the NAREIT Equity REIT Index in this sector due to our concerns about the long-term prospects for new home and condominium construction, and about rising interest rates.

Q: HOW DID THE FUND'S FIXED INCOME INVESTMENTS FARE DURING THE YEAR?
A: Overall, the Fund's investments in high yield corporate bonds performed positively on an absolute basis, despite a difficult environment for the sector. Though defaults among issuers in the sector remained low, we believe the negative effect of the Treasury market and tightening spreads created a drag on performance.

Within these markets, we continued to thoroughly research new offerings -- and especially first-time issuers -- before investing. We have especially been cautious about deals that may be used solely for a dividend.

                      This page intentionally left blank.

PERFORMANCE SUMMARY
DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Instances of high double-digit returns are highly unusual and cannot be sustained, and were achieved primarily during favorable market conditions.

FUND PERFORMANCE

Average Annual Total Returns
Through November 30, 2005      Lifetime   Ten Years   Five Years    One Year
-----------------------------------------------------------------------------
At Market Price                  +9.05%      +9.66%      +11.29%     +15.38%
At Net Asset Value               +9.69%      +9.74%      +12.02%      +5.44%
-----------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or sale of Fund shares.

FUND BASICS
As of November 30, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVES:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$147 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
255
--------------------------------------------------------------------------------
FUND START DATE:
March 26, 1993
--------------------------------------------------------------------------------

FUND MANAGERS:
D. Tysen Nutt joined Delaware Investments in 2004. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutional and private clients. As a senior vice president at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute. Mr. Nutt graduated from Dartmouth College with a BA.

Anthony A. Lombardi joined Delaware Investments in 2004. Mr. Lombardi's first financial services position was as an investment analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a research assistant in 1990 and rose to the position of vice president, research analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a portfolio manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Lombardi graduated from Hofstra University with a BBA and his MBA in Finance.

Robert A. Vogel, Jr. joined Delaware Investments in 2004. Prior to that,
Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a portfolio manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and his MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania.

Timothy L. Rabe joined Delaware Investments in 2000. Prior to joining Delaware Investments, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. He is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is a CFA charterholder. He is also co-manager of Delaware REIT Fund.

Jordan L. Irving joined Delaware Investments in 2004. Prior to that, he joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year.

--------------------------------------------------------------------------------
NYSE SYMBOL:
DDF
--------------------------------------------------------------------------------

MARKET PRICE VS. NET ASSET VALUE
November 30, 2004 through November 30, 2005







                           (NEED PLOT POINTS FROM DTP)









Past performance is not a guarantee of future results.


PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1995 through November 30, 2005










                           (NEED PLOT POINTS FROM DTP)








Chart assumes $10,000 invested in the Fund on November 30, 1995, and reflects the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Performance of the Fund and the Lipper peer group at market value is based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value is based on the fluctuations in net asset value during the period. Returns plotted were as of the last day of each month shown. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance since inception does not include fees, the initial sales charge, or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper Inc. (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

SECTOR ALLOCATION                                       As of November 30, 2005
DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.


Sector designations may be different than the sector designations presented in other Fund materials.

                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
---------------------------------------------------------------------------
COMMON STOCK                                                   77.66%
---------------------------------------------------------------------------
Consumer Discretionary                                          3.47%
Consumer Staples                                                5.84%
Energy                                                          4.81%
Financials                                                     13.35%
Health Care                                                     8.66%
Health Care REITs                                               0.22%
Industrial REITs                                                1.84%
Industrials                                                     5.35%
Information Technology                                          5.45%
Lodging/Resort REITs                                            0.89%
Mall REITs                                                      2.49%
Materials                                                       1.74%
Mortgage REITs                                                 10.70%
Multifamily REITs                                               0.40%
Office/Industrial REITs                                         1.78%
Office REITs                                                    5.37%
Shopping Center REITs                                           0.36%
Telecommunications                                              3.28%
Utilities                                                       1.66%
---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                     7.06%
---------------------------------------------------------------------------
Banking, Finance & Insurance                                    2.29%
Basic Materials                                                 0.37%
Cable, Media & Publishing                                       0.22%
Consumer Products                                               1.51%
Diversified REITs                                               0.93%
Energy                                                          0.35%
Environmental Services                                          0.53%
Telecommunications                                              0.86%
---------------------------------------------------------------------------
PREFERRED STOCK                                                 5.81%
---------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                1.04%
Real Estate                                                     4.77%
---------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.20%

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
CONVERTIBLE BONDS                                               5.74%
---------------------------------------------------------------------------
Aerospace & Defense                                             0.36%
Cable, Media & Publishing                                       0.42%
Capital Goods - Manufacturing                                   0.21%
Energy                                                          0.31%
Health Care & Pharmaceuticals                                   0.79%
Leisure, Lodging & Entertainment                                0.50%
Real Estate                                                     0.92%
Retail                                                          0.47%
Technology                                                      0.72%
Telecommunications                                              0.13%
Transportation                                                  0.12%
Utilities                                                       0.79%
---------------------------------------------------------------------------
CORPORATE BONDS                                                31.31%
---------------------------------------------------------------------------
Banking                                                         0.17%
Basic Industries                                                4.78%
Brokerage                                                       0.86%
Capital Goods                                                   1.59%
Consumer Cyclical                                               1.74%
Consumer Non-Cyclical                                           2.61%
Energy                                                          2.24%
Financials                                                      0.15%
Media                                                           4.00%
Real Estate                                                     0.83%
Services Cyclical                                               3.39%
Services Non-Cyclical                                           2.14%
Technology & Electronics                                        0.46%
Telecommunications                                              3.73%
Utilities                                                       2.62%
---------------------------------------------------------------------------
WARRANT                                                         0.00%
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           3.84%
---------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  19.17%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              150.79%
---------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (19.17%)
---------------------------------------------------------------------------
COMMERCIAL PAPER PAYABLE                                      (32.55%)
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.93%
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS                November 30, 2005

                                                         Number of    Market
                                                          Shares      Value
COMMON STOCK - 77.66%

Consumer Discretionary - 3.47%
*+Great Wolf Resorts                                       74,100 $   720,252
  Limited Brands                                           98,200   2,184,950
  Mattel                                                  127,800   2,127,870
*+XM Satellite Radio Holdings Class A                       2,000      58,520
                                                                  -----------
                                                                    5,091,592
                                                                  -----------
Consumer Staples - 5.84%
  Archer-Daniels-Midland                                   70,300   1,656,971
  B&G Foods                                                 4,800      69,840
  ConAgra Foods                                           105,100   2,259,650
  Kimberly-Clark                                           37,600   2,217,648
  Safeway                                                 101,200   2,352,900
                                                                  -----------
                                                                    8,557,009
                                                                  -----------
Energy - 4.81%
  Chevron                                                  39,500   2,263,745
  ConocoPhillips                                           37,700   2,281,227
  Exxon Mobil                                              40,400   2,344,412
*+Petroleum Geo-Services ADR                                5,967     168,866
                                                                  -----------
                                                                    7,058,250
                                                                  -----------
Financials - 13.35%
  Allstate                                                 39,300   2,204,730
  Aon                                                      68,700   2,501,367
  Chubb                                                    26,700   2,585,628
  Hartford Financial Services                              30,200   2,638,573
  Huntington Bancshares                                    94,700   2,269,012
  Morgan Stanley                                           45,200   2,532,556
  Wachovia                                                 47,300   2,525,820
  Washington Mutual                                        56,300   2,318,997
                                                                  -----------
                                                                   19,576,683
                                                                  -----------
Health Care - 8.66%
  Abbott Laboratories                                      50,800   1,915,668
  Baxter International                                     60,900   2,368,401
  Bristol-Myers Squibb                                     95,500   2,061,845
  Merck                                                    77,900   2,290,260
  Pfizer                                                   89,700   1,901,640
  Wyeth                                                    52,100   2,165,276
                                                                  -----------
                                                                   12,703,090
                                                                  -----------
Health Care REITs - 0.22%
  Medical Properties Trust                                 35,000     319,900
                                                                  -----------
                                                                      319,900
                                                                  -----------
Industrial REITs - 1.84%
  AMB Property                                             57,800   2,702,728
                                                                  -----------
                                                                    2,702,728
                                                                  -----------
Industrials - 5.35%
  Boeing                                                   35,400   2,413,926
*+Foster Wheeler                                            9,960     346,902
  Union Pacific                                            33,700   2,579,398
  Waste Management                                         83,700   2,503,467
                                                                  -----------
                                                                    7,843,693
                                                                  -----------
Information Technology - 5.45%
  Hewlett-Packard                                          97,500   2,892,825
  International Business Machines                          28,700   2,551,430
 +Xerox                                                   179,500   2,548,900
                                                                  -----------
                                                                    7,993,155
                                                                  -----------

                                                         Number of    Market
                                                          Shares      Value

COMMON STOCK (CONTINUED)

Lodging/Resort REITs - 0.89%
 *Strategic Hotel Capital                                  70,200 $ 1,296,594
                                                                  -----------
                                                                    1,296,594
                                                                  -----------
Mall REITs - 2.49%
  General Growth Properties                                     6         274
  Simon Property Group                                     47,300   3,656,763
                                                                  -----------
                                                                    3,657,037
                                                                  -----------
Materials - 1.74%
  duPont (E.I.) deNemours                                  59,700   2,552,175
                                                                  -----------
                                                                    2,552,175
                                                                  -----------
Mortgage REITs - 10.70%
 *American Home Mortgage Investment                        89,900   2,669,131
 *Friedman Billings Ramsey Group Class A                   87,195     927,755
 *Gramercy Capital                                        117,000   2,743,650
  JER Investors Trust                                     110,600   1,780,660
  KKR Financial                                             5,900     140,125
 xKKR Financial                                            91,300   2,168,375
 *MortgageIT Holdings                                     187,000   2,472,140
 xPeoples Choice                                          176,700   1,325,250
 *Saxon Capital                                           122,400   1,468,800
                                                                  -----------
                                                                   15,695,886
                                                                  -----------
Multifamily REITs - 0.40%
 *Equity Lifestyle Properties                              12,600     584,136
                                                                  -----------
                                                                      584,136
                                                                  -----------
Office/Industrial REITs - 1.78%
 *Duke Realty                                              76,600   2,604,400
                                                                  -----------
                                                                    2,604,400
                                                                  -----------
Office REITs - 5.37%
  Equity Office Properties Trust                           70,400   2,195,072
 *Prentiss Properties Trust                                67,172   2,754,052
 *Reckson Associates Realty Trust                          79,820   2,931,789
                                                                  -----------
                                                                    7,880,913
                                                                  -----------
Shopping Center REITs - 0.36%
 *Ramco-Gershenson Properties                              19,400     532,142
                                                                  -----------
                                                                      532,142
                                                                  -----------
Telecommunications - 3.28%
  AT&T                                                     96,700   2,408,797
  Verizon Communications                                   74,900   2,395,302
                                                                  -----------
                                                                    4,804,099
                                                                  -----------
Utilities - 1.66%
  Progress Energy                                          54,200   2,427,076
                                                                  -----------
                                                                    2,427,076
                                                                  -----------
Total Common Stock (cost $102,437,957)                            113,880,558
                                                                  -----------

CONVERTIBLE PREFERRED STOCK - 7.06%

Banking, Finance & Insurance - 2.29%
 *Chubb 7.00% exercise price $71.40,
   expiration date 8/16/08                                 15,000     522,450
 oCitigroup Funding 5.21% exercise price
   $29.50, expiration date 9/27/08                         17,000     565,216
  E TRADE Financial 6.125% exercise price
   $21.82, expiration date 11/18/08                         9,000     240,570
 *Lehman Brothers Holdings 6.25% exercise
   price $54.24, expiration date 10/15/07                  16,000     420,000

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)

                                                         Number of    Market
                                                          Shares      Value

CONVERTIBLE PREFERRED STOCK (CONTINUED)
Banking, Finance & Insurance (continued)
 National Australia Bank Units 7.875% exercise
  price $76.38, expiration date 12/31/49                   40,000 $ 1,606,400
                                                                  -----------
                                                                    3,354,636
                                                                  -----------
Basic Materials - 0.37%
 *Huntsman 5.00% exercise price $28.29,
   expiration date 2/16/08                                 12,400     536,300
                                                                  -----------
                                                                      536,300
                                                                  -----------
Cable, Media & Publishing - 0.22%
*#Interpublic 5.25% 144A exercise price
   $13.66, expiration date 12/31/49                           360     329,670
                                                                  -----------
                                                                      329,670
                                                                  -----------
Consumer Products - 1.51%
  Newell Financial Trust I 5.25% exercise
   price $50.68, expiration date 12/1/27                   52,600   2,209,200
                                                                  -----------
                                                                    2,209,200
                                                                  -----------
Diversified REITs - 0.93%
 *Crescent Real Estate 6.75% exercise
   price $40.87, expiration date 12/31/49                  62,600   1,364,054
                                                                  -----------
                                                                    1,364,054
                                                                  -----------
Energy - 0.35%
 *Chesapeake 4.50% exercise price $44.17,
   expiration date 12/31/49                                 5,800     520,550
                                                                  -----------
                                                                      520,550
                                                                  -----------
Environmental Services - 0.53%
  Allied Waste Industries 6.25% exercise
   price $10.13, expiration date 4/1/06                    16,200     777,924
                                                                  -----------
                                                                      777,924
                                                                  -----------
Telecommunications - 0.86%
  Lucent Technologies Capital Trust I
   7.75% exercise price $4.84,
   expiration date 3/15/17                                  1,300   1,256,288
                                                                  -----------
                                                                    1,256,288
                                                                  -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (cost $11,149,296)                                               10,348,622
                                                                  -----------
PREFERRED STOCK - 5.81%
  Leisure, Lodging & Entertainment - 1.04%
   Red Lion Hotels 9.50%                                   58,000   1,526,850
                                                                  -----------
                                                                    1,526,850
                                                                  -----------
Real Estate - 4.77%
  Equity Inns Series B 8.75%                               35,700     935,340
  LaSalle Hotel Properties 10.25%                         113,200   2,965,840
  Ramco-Gershenson Properties 9.50%                        40,000   1,068,200
  SL Green Realty 7.625%                                   80,000   2,025,000
                                                                  -----------
                                                                    6,994,380
                                                                  -----------
TOTAL PREFERRED STOCK (COST $8,172,500)                             8,521,230
                                                                  -----------

                                                        Principal     Market
                                                          Amount      Value

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.20%
 #First Union National Bank Commercial
   Mortgage Series 2001-C2 L 144A
   6.46% 1/12/43                                         $300,000  $  297,756
                                                                  -----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (COST $304,488)                                          297,756
                                                                  -----------
CONVERTIBLE BONDS - 5.74%
Aerospace & Defense - 0.36%
  EDO 4.00% 11/15/25 exercise price
   $34.19, expiration date 11/15/25                       235,000     237,644
 #L-3 Communications 144A
   3.00% 8/1/35 exercise price $102.31,
   expiration date 8/1/35                                 290,000     283,475
                                                                  -----------
                                                                      521,119
                                                                  -----------
Cable, Media & Publishing - 0.42%
 #Playboy Enterprises 144A
   3.00% 3/15/25 exercise price $17.02,
   expiration date 3/15/25                                600,000     614,250
                                                                  -----------
                                                                      614,250
                                                                  -----------
Capital Goods - Manufacturing - 0.21%
 #Tyco International Group 144A 2.75%
   1/15/18 exercise price $22.78
   expiration date 1/15/18                                250,000     314,063
                                                                  -----------
                                                                      314,063
                                                                  -----------
Energy - 0.31%
  Pride International 3.25% 5/1/33 exercise
   price $25.70, expiration date 5/1/33                   350,000     453,688
                                                                  -----------
                                                                      453,688
                                                                  -----------
Health Care & Pharmaceuticals - 0.79%
  Encysive Pharmaceutical
   2.50% 3/15/12 exercise price $13.95,
   expiration date 3/15/12                                630,000     627,637
 #Nektar Therapeutics 144A
   3.25% 9/28/12 exercise price $21.52,
   expiration date 9/28/12                                525,000     532,875
                                                                  -----------
                                                                    1,160,512
                                                                  -----------
Leisure, Lodging & Entertainment - 0.50%
 #Regal Entertainment Group 144A
   3.75% 5/15/08 exercise price $15.30,
   expiration date 5/15/08                                550,000     734,938
                                                                  -----------
                                                                      734,938
                                                                  -----------
Real Estate - 0.92%
  MeriStar Hospitality 9.50% 4/1/10 exercise
   price $10.18, expiration date 4/1/10                 1,100,000   1,343,374
                                                                  -----------
                                                                    1,343,374
                                                                  -----------
Retail - 0.47%
 @Dick's Sporting Goods
   1.606% 2/18/24 exercise price $58.13,
   expiration date 2/18/24                                380,000     273,125
 #Saks 144A 2.00% 3/15/24 exercise price
   $18.69, expiration date 3/15/24                        425,000     421,281
                                                                  -----------
                                                                      694,406
                                                                  -----------
Technology - 0.72%
 #Mercury Interactive 144A
   4.75% 7/1/07 exercise price $111.25,
   expiration date 7/1/07                                 550,000     528,688

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount      Value

CONVERTIBLE BONDS (CONTINUED)
Technology (continued)
 #Sybase 144A 1.75% 2/22/25 exercise
   price $25.22, expiration date 2/22/25                 $500,000  $  521,875
                                                                  -----------
                                                                    1,050,563
                                                                  -----------
Telecommunications - 0.13%
  Qwest Communications International
   3.50% 11/15/25 exercise price $5.90,
   expiration date 11/15/25                               180,000     197,100
                                                                  -----------
                                                                      197,100
                                                                  -----------
Transportation - 0.12%
*#ExpressJet Holdings 144A
   4.25% 8/1/23 exercise price $18.20,
   expiration date 8/1/23                                 200,000     169,000
                                                                  -----------
                                                                      169,000
                                                                  -----------
Utilities - 0.79%
 #CenterPoint Energy 144A
   3.75% 5/15/23 exercise price $11.58,
   expiration date 5/15/23                                800,000     966,000
++Mirant 2.50% 6/15/21 exercise price
   $67.95, expiration date 6/15/21                        180,000     189,900
                                                                  -----------
                                                                    1,155,900
                                                                  -----------
TOTAL CONVERTIBLE BONDS (cost $7,720,109)                           8,408,913
                                                                  -----------
CORPORATE BONDS - 31.31%
Banking - 0.17%
  Western Financial Bank 9.625% 5/15/12                   225,000     253,688
                                                                  -----------
                                                                      253,688
                                                                  -----------
Basic Industries - 4.78%
  Abitibi-Consolidated 6.95% 4/1/08                       115,000     116,725
 *AK Steel
   7.75% 6/15/12                                          105,000      95,288
   7.875% 2/15/09                                         120,000     115,200
  Bowater 9.50% 10/15/12                                  555,000     574,424
  Fort James 7.75% 11/15/23                               650,000     818,999
  Georgia-Pacific
   8.875% 5/15/31                                         155,000     155,775
   9.50% 12/1/11                                          180,000     192,825
  Gold Kist 10.25% 3/15/14                                205,000     232,675
  Huntsman International 10.125% 7/1/09                    85,000      87,975
 #Huntsman International 144A 7.375% 1/1/15               425,000     412,781
  Lyondell Chemical 10.50% 6/1/13                          45,000      51,356
*#Nell AF Sarl 144A 8.375% 8/15/15                        250,000     246,250
 *NewPage 10.00% 5/1/12                                   275,000     272,250
  Norske Skog 8.625% 6/15/11                              400,000     393,000
 #Novelis 144A 7.50% 2/15/15                              100,000      94,000
 #Port Townsend Paper 144A 12.00% 4/15/11                 450,000     306,000
  Potlatch 13.00% 12/1/09                                 475,000     570,090
 *Rhodia
   8.875% 6/1/11                                          125,000     127,500
   10.25% 6/1/10                                          110,000     121,275
  Smurfit Capital Funding 7.50% 11/20/25                  530,000     466,400
++Solutia 6.72% 10/15/37                                  705,000     507,600
  Stone Container 9.75% 2/1/11                            405,000     412,088
  Tembec Industries 8.625% 6/30/09                        605,000     402,325
  Witco 6.875% 2/1/26                                     250,000     236,250
                                                                  -----------
                                                                    7,009,051
                                                                  -----------

                                                        Principal     Market
                                                          Amount      Value

CORPORATE BONDS (continued)
Brokerage - 0.86%
    *E Trade Financial 8.00% 6/15/11                     $505,000 $   518,888
    #E Trade Financial 144A 8.00% 6/15/11                  60,000      61,650
     LaBranche & Company
      9.50% 5/15/09                                       300,000     316,500
      11.00% 5/15/12                                      320,000     354,400
                                                                  -----------
                                                                    1,251,438
                                                                  -----------
Capital Goods - 1.59%
   *Armor Holdings 8.25% 8/15/13                          225,000     244,125
   *Graham Packaging 9.875% 10/15/14                      390,000     379,275
    Interline Brands 11.50% 5/15/11                       576,000     642,239
    Intertape Polymer 8.50% 8/1/14                        405,000     380,941
   &Mueller Holdings 14.75% 4/15/14                       285,000     215,888
  *#Panolam Industrial 144A 10.75% 10/1/13                170,000     164,050
   *Trimas 9.875% 6/15/12                                 375,000     309,375
                                                                  -----------
                                                                    2,335,893
                                                                  -----------
Consumer Cyclical - 1.74%
   *Accuride 8.50% 2/1/15                                 300,000     295,500
++#=Avado Brands 144A 9.75% 6/1/06                        230,000      21,850
   *General Motors Acceptance Corporation
     8.00% 11/1/31                                        135,000     132,741
    *Landry's Restaurant 7.50% 12/15/14                   220,000     207,900
   *#Metaldyne 144A 11.00% 11/1/13                        400,000     360,000
   *#Neiman Marcus 144A 10.375% 10/15/15                  285,000     289,631
     O'Charleys 9.00% 11/1/13                             225,000     232,875
    #Uno Restaurant 144A 10.00% 2/15/11                   275,000     242,000
   ++Venture Holdings 12.00% 6/1/09                       425,000         531
     Visteon
      *7.00% 3/10/14                                       75,000      60,656
        8.25% 8/1/10                                      190,000     166,250
Warnaco 8.875% 6/15/13                                    500,000     543,751
                                                                  -----------
                                                                    2,553,685
                                                                  -----------
Consumer Non-Cyclical - 2.61%
     Biovail 7.875% 4/1/10                                500,000     521,250
    #Commonwealth Brands 144A
      10.625% 9/1/08                                      460,000     527,275
     Constellation Brands 8.125% 1/15/12                  124,000     129,580
     Cott Beverages 8.00% 12/15/11                        175,000     180,250
    #Doane Pet Care 144A 10.625% 11/15/15                 155,000     158,294
    #Le-Natures 144A 10.00% 6/15/13                       375,000     388,125
    *National Beef Packing 10.50% 8/1/11                  375,000     389,063
    *Pilgrim's Pride 9.625% 9/15/11                       320,000     340,000
     Playtex Products 9.375% 6/1/11                       350,000     370,563
     Spectrum Brands 8.50% 10/1/13                        160,000     145,800
    #Warner Chilcott 144A 8.75% 2/1/15                    645,000     590,174
    #Williams Scotsman 144A 8.50% 10/1/15                  90,000      93,150
                                                                  -----------
                                                                    3,833,524
                                                                  -----------
Energy - 2.24%
    *Bluewater Finance 10.25% 2/15/12                     280,000     300,300
   #*Comptom Petroleum 144A 7.625% 12/1/13                135,000     137,700
     El Paso Natural Gas 7.625% 8/1/10                    200,000     209,109
     El Paso Production Holding 7.75% 6/1/13              350,000     360,500
    #Hilcorp Energy I 144A
      7.75% 11/1/15                                       110,000     111,925
      10.50% 9/1/10                                       100,000     111,250
     Inergy Finance 6.875% 12/15/14                       250,000     234,375
     Petroleum Geo-Services 10.00% 11/5/10                396,115     449,095
     Schlumberger 2.125% 6/1/23                           360,000     463,950
    oSecunda International 12.15% 9/1/12                  260,000     274,300

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)
                                                        Principal     Market
                                                          Amount      Value

CORPORATE BONDS (continued)
  Energy (continued)
  Tennessee Gas Pipeline 8.375% 6/15/32                  $350,000 $   393,264
  Whiting Petroleum 7.25% 5/1/13                          235,000     239,113
                                                                  -----------
                                                                    3,284,881
                                                                  -----------
Financials - 0.15%
  FINOVA Group 7.50% 11/15/09                             598,500     218,453
                                                                  -----------
                                                                      218,453
                                                                  -----------
Media - 4.00%
  JAdelphia Communications 8.125% 7/15/06                 525,000     315,000
*#CCH I 144A 11.00% 10/1/15                               749,000     646,012
  Cenveo 9.625% 3/15/12                                   170,000     184,025
 #Charter Communications 144A
   5.875% 11/16/09                                        165,000     122,719
  Charter Communications Holdings
   &13.50% 1/15/11                                        430,000     298,850
   *11.125% 1/15/11                                       335,000     204,350
 *CSC Holdings 10.50% 5/15/16                             370,000     396,825
  Dex Media East 12.125% 11/15/12                         265,000     310,050
  Insight Midwest 10.50% 11/1/10                          735,000     776,343
  Lodgenet Entertainment 9.50% 6/15/13                    505,000     552,974
 *Mediacom Capital 9.50% 1/15/13                          545,000     538,188
  Rogers Cablesystems 11.00% 12/1/15                      275,000     290,813
  Sheridan Acquisition Group 10.25% 8/15/11               225,000     235,125
 #Sirius Satellite 144A 9.625% 8/1/13                     280,000     275,100
 *Vertis 10.875% 6/15/09                                  185,000     180,838
  Warner Music Group 7.375% 4/15/14                       230,000     224,250
  XM Satellite Radio 12.00% 6/15/10                       273,000     308,490
                                                                  -----------
                                                                    5,859,952
                                                                  -----------
Real Estate - 0.83%
  American Real Estate Partners
   8.125% 6/1/12                                          240,000     246,000
 #American Real Estate Partners 144A
   7.125% 2/15/13                                         100,000      98,750
  BF Saul REIT 7.50% 3/1/14                               400,000     411,000
  Tanger Properties 9.125% 2/15/08                        430,000     462,196
                                                                  -----------
                                                                    1,217,946
                                                                  -----------
Services Cyclical - 3.39%
 *Adesa 7.625% 6/15/12                                    295,000     295,000
 #CCM Merger 144A 8.00% 8/1/13                            245,000     238,263
  Corrections Corporation of America
   7.50% 5/1/11                                           125,000     130,625
 *Foster Wheeler 10.359% 9/15/11                           67,000      75,710
 #FTI Consulting 144A 7.625% 6/15/13                      105,000     108,675
  Gaylord Entertainment 6.75% 11/15/14                     45,000      43,650
 &H-LINES Finance Holdings 11.00% 4/1/13                  426,000     353,580
  Horizon Lines 9.00% 11/1/12                             216,000     228,690
  Kansas City Southern Railway
   9.50% 10/1/08                                          400,000     434,000
 #Knowledge Learning 144A 7.75% 2/1/15                    315,000     299,250
  Mandalay Resort Group 10.25% 8/1/07                     120,000     128,700
  MGM MIRAGE 9.75% 6/1/07                                   5,000       5,288
  OMI 7.625% 12/1/13                                      500,000     507,499
  Penn National Gaming 8.875% 3/15/10                     360,000     378,900
 *Royal Caribbean Cruises 7.25% 3/15/18                   150,000     160,125
  Seabulk International 9.50% 8/15/13                     250,000     281,875
  Stena 9.625% 12/1/12                                    375,000     410,625
 &Town Sports International 11.00% 2/1/14                 330,000     221,100
  United Air Lines 7.73% 7/1/10                            89,931      88,433

                                                        Principal     Market
                                                          Amount      Value
CORPORATE BONDS (continued)
Services Cyclical (continued)
  Wheeling Island Gaming 10.125% 12/15/09                $555,000$    584,137
                                                                  -----------
                                                                    4,974,125
                                                                  -----------
Services Non-Cyclical - 2.14%
  Aleris International 9.00% 11/15/14                     295,000     309,013
  Casella Waste Systems 9.75% 2/1/13                      485,000     516,525
  Geo Subordinate 11.00% 5/15/12                          470,000     454,725
 *HealthSouth 10.75% 10/1/08                              560,000     540,400
  NDCHealth 10.50% 12/1/12                                475,000     542,687
  US Oncology 10.75% 8/15/14                              435,000     483,938
 &Vanguard Health 11.25% 10/1/15                          395,000     284,400
                                                                  -----------
                                                                    3,131,688
                                                                  -----------
Technology & Electronics - 0.46%
 #Avago Technologies Finance 144A
   10.125% 12/1/13                                         40,000      41,000
*#Ikon Office Solutions 144A 7.75% 9/15/15                 30,000      28,800
 *Magnachip Semiconductor 8.00% 12/15/14                  340,000     316,200
 #Sunguard Data Systems 144A
   10.25% 8/15/15                                         285,000     289,275
                                                                  -----------
                                                                      675,275
                                                                  -----------
Telecommunications - 3.73%
  Alaska Communications Systems
   9.875% 8/15/11                                         375,000     408,281
  American Cellular 10.00% 8/1/11                         245,000     266,438
  American Tower 7.125% 10/15/12                          270,000     280,125
  Centennial Cellular Operating
   10.125% 6/15/13                                        315,000     352,800
  Cincinnati Bell 8.375% 1/15/14                          415,000     408,775
 #Digicel Limited 144A 9.25% 9/1/12                       275,000     284,625
 &Inmarsat Finance 10.375% 11/15/12                       275,000     225,500
  iPCS 11.50% 5/1/12                                      200,000     231,500
  Iwo Escrow Company
   &10.75% 1/15/15                                         75,000      54,188
   o7.90% 1/15/12                                          75,000      78,000
 oQwest 7.875% 9/1/11                                     125,000     134,688
 #Qwest 144A 7.12% 6/15/13                                325,000     351,813
  Rural Cellular
    9.625% 5/15/08                                        250,000     255,313
   *9.875% 2/1/10                                         275,000     289,094
o#Rural Cellular 144A 10.041% 11/1/12                     170,000     169,150
 #Telcordia Technologies 144A 10.00% 3/15/13              555,000     485,624
 *Time Warner Telecommunications
   9.75% 7/15/08                                          100,000     102,375
 *Triton Communications 9.375% 2/1/11                     130,000      98,150
*oUS LEC 12.716% 10/1/09                                  225,000     243,000
  Valor Telecom Enterprises 7.75% 2/15/15                 425,000     418,624
*#Wind Acquisition 144A 10.75% 12/1/15                    320,000     334,400
                                                                  -----------
                                                                    5,472,463
                                                                  -----------
Utilities - 2.62%
 *Avista 9.75% 6/1/08                                     500,000     549,390
  Calpine
   *7.625% 4/15/06                                        245,000      83,300
    10.50% 5/15/06                                        155,000      52,700
o#Calpine 144A 9.90% 7/15/07                              337,238     263,045
 #Dynegy Holdings 144A 10.125% 7/15/13                    700,000     787,500
  Elwood Energy 8.159% 7/5/26                             173,406     191,830
  Midwest Generation
   8.30% 7/2/09                                           500,000     520,000
   8.75% 5/1/34                                           275,000     304,563

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)
                                                        Principal     Market
                                                          Amount      Value

CORPORATE BONDS (continued)
Utilities (continued)
++Mirant Americas 8.30% 5/1/11                          $ 200,000  $  249,500
Orion Power Holdings 12.00% 5/1/10                        250,000     286,250
PSEG Energy Holdings 7.75% 4/16/07                        250,000     256,250
Reliant Energy 9.50% 7/15/13                              125,000     128,125
#Texas Genco 144A 6.875% 12/15/14                         155,000     166,625
++=#USGen New England 144A 7.459% 1/2/15                  250,000       1,800
                                                                  -----------
                                                                    3,840,878
                                                                  -----------
TOTAL CORPORATE BONDS (cost $46,986,105)                           45,912,940
                                                                  -----------
                                                        Number of
                                                          Shares
WARRANT - 0.00%
+#Solutia 144A, exercise price $7.59,
expiration date 7/15/09                                       650           0
                                                                  -----------
TOTAL WARRANT (cost $55,294)                                                0
                                                                  -----------
                                                        Principal
                                                          Amount
Repurchase Agreements - 3.84%
With BNP Paribas 3.92% 12/1/05
(dated 11/30/05, to be repurchased
at $3,781,412, collateralized by
$3,877,000 U.S. Treasury Bills due
1/19/06, market value $3,857,250)                      $3,781,000   3,781,000
With UBS Warburg 3.93% 12/1/05
(dated 11/30/05, to be repurchased
at $1,847,202, collateralized by
$1,886,000 U.S. Treasury Bills due
12/8/05, market value $1,884,622)                       1,847,000   1,847,000
                                                                  -----------
Total Repurchase Agreements
(cost $5,628,000)                                                   5,628,000
                                                                  -----------
Total Market Value of Securities Before
Securities Lending Collateral - 131.62%
(cost $182,453,751)                                               192,998,019
                                                                  -----------

                                                        Principal     Market
                                                          Amount      Value

  Securities Lending Collateral** - 19.17%
  Short-Term Investments
 oAbbey National 4.14% 1/13/06                         $  689,614  $  689,707
 oAustralia New Zealand 4.15% 1/2/07                      931,911     931,911
 oBank of New York 4.07% 4/4/06                           745,529     745,529
 oBank of the West 4.07% 3/2/06                           931,911     931,911
 oBayerische Landesbank 4.21% 8/25/06                     931,911     931,911
 oBear Stearns
   4.14% 1/17/06                                          186,382     186,414
   4.15% 5/31/06                                        1,118,293   1,118,293
 oBeta Finance 4.08% 4/18/06                              931,911     931,864
  Calyon London 3.77% 12/30/05                            652,338     654,663
 oCDC Financial Products 4.16% 1/3/06                   1,211,484   1,211,484
 oCitigroup Global Markets
   4.10% 12/1/05                                        2,377,799   2,377,799
   4.13% 12/7/05                                        1,211,484   1,211,484
 oCommonwealth Bank Australia
   4.16% 1/2/07                                           931,911     931,911
 oCredit Suisse First Boston New York
   4.02% 12/29/05                                         195,701     195,705
   4.12% 4/18/06                                        1,006,464   1,006,464
  Deutsche Bank London 3.76% 12/27/05                     279,573     279,608
 oGoldman Sachs 4.20% 11/30/06                          1,211,484   1,211,484
 oLehman Holdings 4.14% 12/23/05                          931,911     932,189
 oManufacturers & Traders 4.18% 9/26/06                   931,911     931,722
 oMarshall & Ilsley Bank 3.97% 12/29/05                   931,911     931,925
 oMerrill Lynch Mortgage Capital
   4.16% 1/12/06                                        1,211,484   1,211,484
 oMorgan Stanley 4.24% 11/30/06                         1,155,570   1,155,570
 oNational City Bank 4.06% 1/23/06                      1,062,378   1,062,398
 oNordea Bank Norge ASA 4.10% 1/2/07                      931,911     931,911
 oProcter & Gamble 3.77% 1/2/07                           931,911     931,911
 oRoyal Bank of Scotland 4.13% 1/2/07                     931,911     931,911
 oSigma Finance 4.08% 3/16/06                             279,573     279,592
 oSociete Generale NY 4.06% 1/2/07                        465,955     465,955
 oToyota Motor Credit 4.05% 6/23/06                       931,911     931,958
 oWells Fargo 4.11% 1/2/07                                931,911     931,911
  Wilmington Trust Company 4.05% 1/5/06                   931,911     931,911
                                                                 ------------
TOTAL SECURITIES LENDING COLLATERAL
(cost $28,110,490)                                                 28,110,490
                                                                 ------------

TOTAL MARKET VALUE OF SECURITIES  - 150.79%
  (cost $210,564,239)                                             221,108,509***
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL** - (19.17%)                                         (28,110,490)
COMMERCIAL PAPER PAYABLE
  (PAR $48,000,000) - (32.55%)                                    (47,725,117)
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.93%                                        1,365,231
                                                                 ------------
NET ASSETS APPLICABLE TO 11,588,670
SHARES OUTSTANDING; EQUIVALENT TO
$12.65 PER SHARE - 100.00%                                       $146,638,133
                                                                 ============

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)



Components of Net Assets at November 30, 2005:
Common stock, $0.01 par value,
  500,000,000 shares authorized to the Fund          $134,764,355
Distribution in excess of net investment income           (59,410)
Accumulated net realized gain on investments            1,388,918
Net unrealized appreciation of investments             10,544,270
                                                     ------------
Total net assets                                     $146,638,133
                                                     ============

  &Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
  @Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at November 30, 2005.
  oVariable rate securities. The interest rate shown is the rate as of
   November 30, 2005.
  +Non-income producing security for the year ended November 30, 2005. #Security exempt from registration under Rule 144A of the Securities Act of
   1933. At November 30, 2005, the aggregate amount of the 144A securities equals $15,022,402 or 10.24% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."
  =Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At November 30, 2005, two securities were fair valued which represented 0.02% of the Fund's net assets.
  JSecurity is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.
 ++Non-income producing security. Security is currently in default.
  *Fully or partially on loan.
 **See Note 7 in "Notes to Financial Statements."
***Includes $27,410,643 of securities loaned.
  xRestricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2005, the aggregate amount of the restricted securities equals $3,493,625 or 2.38% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

Summary of Abbreviations:
ADR - American Depositary Receipts
REIT - Real Estate Investment Trust

See accompanying notes

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   OF OPERATIONS


INVESTMENT INCOME:
  Dividends                                            $6,097,310
  Interest                                              5,053,147
  Securities lending income                                68,154
  Foreign tax withheld                                    (11,583)  $11,207,028
                                                       ----------   -----------

EXPENSES:
  Management fees                                       1,164,208
  Reports to shareholders                                 202,724
  Commercial paper fees                                   169,231
  Accounting and administration expenses                   95,134
  Legal and professional fees                              92,021
  Transfer agent fees                                      71,614
  Taxes (other than taxes on income)                       27,663
  NYSE fees                                                25,000
  Insurance fees                                           14,066
  Custodian fees                                           10,038
  Directors' fees                                           8,823
  Pricing fees                                              5,826
  Registration fees                                           526
  Other                                                     8,185
                                                       ----------
  Total operating expenses (before interest expense)                  1,895,059
  Interest expense                                                    1,615,826
                                                                    -----------
  Total operating expenses (after interest expense)                   3,510,885
  Less expenses paid indirectly                                            (105)
                                                                    -----------
  Total expenses                                                      3,510,780
                                                                    -----------
NET INVESTMENT INCOME                                                 7,696,248
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
   Investments                                                       20,784,396
   Foreign currencies                                                    (1,103)
                                                                    -----------
  Net realized gain                                                  20,783,293
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                               (20,069,254)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCIES                                                 714,039
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 8,410,287
                                                                    -----------

See accompanying notes

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF CHANGES IN NET ASSETS

                                                                 Year Ended
                                                           11/30/05       11/30/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                    $ 7,696,248    $  8,051,445
  Net realized gain on investments and foreign currencies   20,783,293       9,067,747
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                      (20,069,254)     11,577,007
                                                          ------------    ------------
  Net increase in net assets resulting from operations       8,410,287      28,696,199
                                                          ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
(SEE NOTE 4):
  Net investment income                                     (8,898,947)     (8,531,887)
  Net realized gains                                        (2,947,249)     (3,830,110)
                                                          ------------    ------------
                                                           (11,846,196)    (12,361,997)
                                                          ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Cost of shares repurchased (See Note 5)                  (16,855,077)          --
                                                          ------------    ------------
  Decrease in net assets derived from capital
   stock transactions                                      (16,855,077)          --
                                                          ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                      (20,290,986)     16,334,202

NET ASSETS:
  Beginning of year                                        166,929,119     150,594,917
                                                          ------------    ------------
  End of year (including distributions in excess of
   net investment income of $60,513 and $0, respectively) $146,638,133    $166,929,119
                                                          ============    ============

See accompanying notes

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   OF CASH FLOWS             Year Ended November 30, 2005


NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations               $  8,410,287
                                                                 --------------
Adjustments to reconcile net increase in net assets from
  operations to cash provided by operating activities:
  Amortization of premium and discount on securities purchased         (236,443)
  Net proceeds from investment transactions                          28,718,495
  Net realized gain from investment transactions                    (20,784,396)
  Net realized loss on foreign currencies                                 1,103
  Net change in net unrealized appreciation/depreciation of
   investments and foreign currency                                  20,069,254
  Increase in receivable for investments sold                        (3,213,177)
  Increase in interest and dividends receivable and other assets        (54,662)
  Increase in payable for investments purchased                       2,913,500
  Increase in interest payable                                           53,161
  Increase in accrued expenses
   and other liabilities                                                 46,880
                                                                 --------------
 Total adjustments                                                   27,513,715
                                                                 --------------
Net cash provided by operating activities                            35,924,002
                                                                 --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Cash provided by issuance of commercial paper                     256,269,634
  Repayment of commercial paper upon maturity                      (263,437,335)
  Cash dividends and distributions paid                             (11,846,196)
  Tender offer                                                      (16,855,077)
                                                                 --------------
 Net cash used for financing activities                             (35,868,974)
                                                                 --------------
 Effect of exchange rates on cash                                        (1,103)
                                                                 --------------
 Net increase in cash                                                    53,925
 Cash at beginning of year                                               17,543
                                                                 --------------
 Cash at end of year                                             $       71,468
                                                                 ==============

 Cash paid for interest expense for leverage                     $    1,562,665
                                                                 ==============
See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Investments Dividend and Income Fund, Inc.

                                                                                        Year Ended
                                                             11/30/05    11/30/04     11/30/03   11/30/02(1)   11/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.960     $11.700      $10.140     $11.630      $11.590

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.623       0.625        0.711       0.635        0.617
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         0.027       1.595        1.989      (0.650)       0.923
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.650       2.220        2.700      (0.015)       1.540
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.722)     (0.663)      (0.714)     (0.660)      (0.617)
Net realized gain on investments                               (0.238)     (0.297)          --          --       (0.080)
Return of capital                                                  --          --       (0.426)     (0.815)      (0.803)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.960)     (0.960)      (1.140)     (1.475)      (1.500)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $12.650     $12.960      $11.700     $10.140      $11.630
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $12.550     $11.760      $11.840     $10.020      $13.850
                                                              =======     =======      =======     =======      =======

TOTAL RETURN BASED ON:(3)
Market value                                                   15.38%       7.78%       30.20%     (18.98%)      30.20%
Net asset value                                                 5.44%      20.29%       27.13%      (2.36%)      12.02%


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $146,638    $166,929     $150,595    $130,560     $149,718
Ratio of expenses to average net assets                         2.20%       1.51%        1.63%       1.86%        2.77%
Ratio of expenses to adjusted average net assets
 before interest expense)                                     4 0.91%       0.76%        0.79%       0.80%        0.83%
Ratio of interest expense to adjusted average net assets(4)     0.78%       0.36%        0.37%       0.54%        1.22%
Ratio of net investment income to average net assets            4.81%       5.10%        6.70%       5.69%        5.07%
Ratio of net investment income to adjusted average
  net assets(4)                                                 3.70%       3.78%        4.78%       4.12%        3.75%
Portfolio turnover                                                94%         89%         175%        107%          61%


LEVERAGE ANALYSIS:
Debt outstanding at end of period at par (000 omitted)        $48,000     $55,000      $55,000     $55,000      $55,000
Average daily balance of debt outstanding (000 omitted)       $51,697     $54,893      $54,882     $54,857      $54,724
Average daily balance of shares outstanding (000 omitted)      12,361      12,876       12,876      12,876       12,876
Average debt per share                                         $4.180      $4.260       $4.262      $4.260       $4.250
Asset coverage per $1,000 of debt outstanding at
 end of period                                                 $4,073      $4,044       $3,743      $3,379       $3,730

(1) As required, effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.025, an increase in net realized and unrealized gain (loss) per share of $0.025, a decrease in the ratio of net investment income to average net assets of 0.22%, and a decrease in the ratio of net investment income to adjusted net assets of 0.16%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4) Adjusted average net assets excludes debt outstanding.

See accompanying notes

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   TO FINANCIAL STATEMENTS   November 30, 2005


Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions - The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 6).

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. There were no commission rebates during the year ended November 30, 2005.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER
   TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at an annual rate of 0.04% of the Fund's adjusted average weekly net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                 $88,808
Accounting and administration fees and other expenses payable to DSC       7,232
Other expenses payable to DMC and affiliates*                             18,035

* DMC, as part of its administration services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services, provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $9,987 for internal legal services provided by DMC.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $194,173,980 and sales of $221,373,982 of long-term investment securities other than long-term U.S. government securities and short-term investments. At November 30, 2005, the cost of investments for federal income tax purposes was $210,818,035.

At November 30, 2005, the net unrealized appreciation was $10,290,474, of which $20,291,844 related to unrealized appreciation of investments and $10,001,370 related to unrealized depreciation of investments.

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income (loss) for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                                             Year Ended
                                                         2005         2004
  Ordinary income                                    $8,898,947    $12,361,997
  Long-term capital gains                             2,947,249             --
                                                    -----------    -----------
  Total                                             $11,846,196    $12,361,997
                                                    ===========    ===========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                           $134,764,355
  Undistributed long-term capital gain                       1,583,302
  Unrealized appreciation of investments                    10,290,474
                                                          ------------
  Net assets                                              $146,638,131
                                                          ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments and treatment of contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discounts and premiums on certain debt instruments, gain (loss) on foreign currency transactions, distributions from net realized gains and treatment of contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following permanent reclassifications.

  Undistributed net investment income                    $1,143,289
  Accumulated net realized gain (loss)                   (1,143,289)

For federal income tax purposes, $15,214,564 of capital loss carryforwards from prior years was utilized in the year ended November 30, 2005. There are no remaining capital loss carryforwards.

5. CAPITAL STOCK
Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund's dividend reinvestment plan.

On May 19, 2005, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value at 4:00 pm. New York City time on July 1, 2005, the first business day following expiration of the offer. The tender offer commenced on June 3, 2005 and expired on June 30, 2005. In connection with the tender offer, the Fund purchased 1,287,630 shares of capital stock at a total cost of $16,855,077.

The Fund did not purchase any shares under the Share Repurchase Program during the year ended November 30, 2005.

6. COMMERCIAL PAPER
As of November 30, 2005, $48,000,000 (par value) of commercial paper was outstanding with an amortized cost of $47,725,117. The weighted average discount rate of commercial paper outstanding at November 30, 2005 was 4.18%. The average daily balance of commercial paper outstanding during the year ended November 30, 2005 was $51,697,090 at a weighted discount rate of 1.89%. The maximum amount of commercial paper outstanding at any time during the year was $55,000,000. On June 24, 2005, the Fund reduced the commercial paper outstanding to $48 million in conjunction with the tender offer. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. As of November 18, 2005, the commitment fee is computed at the rate of 0.12% per annum on the unused balance. Prior to November 18, 2005, the rate was 0.15%. For the year ended November 30, 2005, the Fund was charged fees of $45,458 which are included in "commercial paper fees" on the Statement of Operations. During the year ended November 30, 2005, there were no borrowings under this arrangement.

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2005, the market value of securities on loan was $27,410,643, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

8. CREDIT AND MARKET RISKS
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Rating Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Directors has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2005, no securities were determined to be illiquid under the Fund's Liquidity Procedures.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. at November 30, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP

Philadelphia,
Pennsylvania January 11, 2006

OTHER                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION


TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates distributions paid during the year as follows:
         (A)             (B)
     Long-Term        Ordinary         (C)
   Capital Gains       Income        Return of        Total           (D)
   Distributions    Distributions*    Capital     Distribution     Qualifying
    (Tax Basis)      (Tax Basis)    (Tax Basis)    (Tax Basis)    Dividends(1)
  --------------    --------------  -----------   ------------    ------------
        25%              75%            --            100%            42%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of the Fund's ordinary income distributions.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
   *For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $8,898,947 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

CORPORATE GOVERNANCE (UNAUDITED)
The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2005 to the NYSE on August 31, 2005 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Q filings are available on the Commission's web site at http://www.sec.gov.

BY-LAWS (UNAUDITED)
The Fund recently amended and restated its By-Laws. The following provisions were included in the Fund's Amended and Restated By-Laws.

ARTICLE II, SECTION 3. SPECIAL MEETINGS.
Special meetings of the stockholders may be called at any time by the Chairperson, President or a majority of the members of the Board of Directors and shall be called by the secretary of the Corporation upon the written request of the holders of at least a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the secretary shall issue notice of such meeting. The cost of preparing and mailing the notice of a special meeting of stockholders shall be borne by the Corporation. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

ARTICLE III, SECTION 2. NUMBER OF DIRECTORS.
The Board of Directors shall consist of not less than three members; provided, however, that if there are fewer than three stockholders, then the number of directors may be the same as the number of stockholders, but not less than one. The Board of Directs may alter the number of directors set by these By-Laws in accordance with applicable provisions of law; provided however, that such action shall not affect the tenure of office of any director.

OTHER                       DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION (CONTINUED)


PROXY RESULTS (UNAUDITED)
The Fund held its Annual Meeting of Shareholders on August 17, 2005. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

Nominee                           Shares Voted For       Shares Voted Against
-------                           ----------------       --------------------
Jude T. Driscoll                        12,269,268           138,372
Thomas L. Bennett                       12,247,942           159,697
John A. Fry                             12,272,279           135,361
Anthony D. Knerr                        12,266,390           141,249
Lucinda S. Landreth                     12,254,907           152,732
Ann R. Leven                            12,272,792           134,847
Thomas F. Madison                       12,259,401           148,238
Janet L. Yeomans                        12,262,990           144,649
J. Richard Zecher                       12,255,955           151,684

CHANGES TO FUND'S INVESTMENT OBJECTIVES AND POLICIES (UNAUDITED)
In August 2005, the Fund's Board of Directors approved the following changes in investment strategies. The changes became effective on November 14, 2005, after a 60 day notice period.

NON-INCOME PRODUCING COMMON STOCKS
The Fund may invest up to 15 percent of its total assets in non-income producing common stocks.

SECURITY SELECTION PROCESS
The Fund will adhere to the following policy regarding the selection of securities:

In selecting investments for the Fund's portfolio, Delaware Management Company (the "Manager") employs a yield-oriented and value driven approach. The Manager analyzes economic and market conditions, and assesses the income and potential for appreciation that can be achieved from the equity investments being considered. The Manager will then apply fundamental analysis to identify the equity securities that it believes can best help the Fund meet its investment objectives. The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio will be determined based on the Manager's investment research efforts. The Fund defines Income Generating Equity Securities as dividend paying common stocks, convertible securities, preferred stocks and other equity related securities.

This new policy replaces the following policy regarding the selection of securities:

In selecting Income Generating Equity Securities for the Fund's investment portfolio, the preponderance of the securities in that portion of the Fund's portfolio will be selected by the Manager from among the top two quartiles in terms of yield of all Income Generating Equity Securities as determined by the Manager. After identifying all Income Generating Equity Securities in such quintiles, the Manager will then apply fundamental investment analysis to select the Fund's specific portfolio securities. The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio will be determined based on the Manager's investment research efforts.

DEFINITION OF COMMON STOCK
The Fund will adhere to the following definition of common stock:

Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all claims are paid, including those of debt securities and preferred stock. In selecting common stocks for investment, the Manager will generally focus on a variety of factors, including, among other things, the earnings and cash flow potential and the asset value of the issuer.

OTHER                       DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION (CONTINUED)

TENDER OFFERS (UNAUDITED)
As described in Note 5 to the Financial Statements, the Fund conducted a tender offer in 2005. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund's shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund's investment performance, the Fund's dividends and yields and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund's Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund's potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

The tender offer plan described in the Fund's prospectus contemplates that a shareholder wishing to accept a tender offer must tender all (but not less than all) of the Fund shares owned by the shareholder or attributed to it under
Section 318 of the Internal Revenue Code, unless the Fund has received a private letter ruling the Internal Revenue Service that a tender of less than all of a shareholder's shares will not cause non-tendering shareholders to realize constructive distributions on their shares under Section 305 of the Internal Revenue Code. The Fund has obtained such a ruling in the past. There is no guarantee that the Fund will be able to obtain a similar ruling in the future. Nevertheless, if the Fund determines to conduct another tender offer in the future, the Fund may, in its discretion, choose whether or not to accept tenders of less than all of a shareholder's shares.

DISTRIBUTION INFORMATION (UNAUDITED)
Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, these estimates may have been corrected in part. Listed below is a written statement of the sources of these monthly distributions, as corrected, on a book basis.

                          Net Investment  Return of   Long Term        Total
                              Income       Capital   Capital Gain   Distribution
                            per share     per share    per share       Amount
                         ---------------  ---------  ------------   ------------
12/04                         $0.080        $   --      $   --        $0.080
1/05                           0.045         0.035          --         0.080
2/05                           0.045         0.035          --         0.080
3/05                           0.073         0.007          --         0.080
4/05                           0.052         0.028          --         0.080
5/05                           0.039         0.041          --         0.080
6/05                           0.068         0.012          --         0.080
7/05                           0.046         0.034          --         0.080
8/05                           0.038            --       0.042         0.080
9/05                           0.063            --       0.017         0.080
10/05                          0.033            --       0.047         0.080
11/05                          0.066            --       0.014         0.080
                              ------        ------      ------        ------
                              $0.648        $0.192      $0.120        $0.960
                              ======        ======      ======        ======
Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years           Vice President                  87                 None
2005 Market Street                                            (January 2003 - Present)
 Philadelphia, PA                                                   and Treasurer
       19103                                                  (January 2006 - Present)
                                                                   3M Corporation

                                                                Ms. Yeomans has held
   July 31, 1948                                           various management positions
                                                            at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior         Chief Financial   Mr. Bishof has served              87                 None(3)
2005 Market Street        Vice President      Officer since     in various executive
 Philadelphia, PA              and          February 17, 2005  capacities at different
       19103              Chief Financial                        times at Delaware
                              Officer                              Investments.
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR         Vice President, Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General   September 21, 2000  Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary  and Secretary       General Counsel of
       19103                                      since         Delaware Investments
                                            October 25, 2005         since 2000.
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President, Mr. O'Connor has served           87                 None(3)
2005 Market Street          President,     General Counsel and   in various executive
 Philadelphia, PA         General Counsel  Chief Legal Officer  and legal capacities at
       19103                and Chief             since           different times at
                           Legal Officer    October 25, 2005     Delaware Investments.
 February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in        87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

1 Delaware Investments is the marketing name for Delaware Management Holdings,
  Inc. and its subsidiaries, including the Fund's(s') investment advisor and its administrator.
2 Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
3 Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

ABOUT
   THE ORGANIZATION

This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

BOARD OF DIRECTORS                        AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                          MICHAEL P. BISHOF                        INVESTMENT MANAGER
Chairman                                  Senior Vice President and                Delaware Management Company,
Delaware Investments(R) Family of Funds   Chief Financial Officer                  a Series of Delaware Management Business Trust
Philadelphia, PA                          Delaware Investments(R) Family of Funds  Philadelphia, PA
                                          Philadelphia, PA
THOMAS L. BENNETT                                                                  PRINCIPAL OFFICE OF THE FUND
Private Investor                          DAVID F. CONNOR                          2005 Market Street
Rosemont, PA                              Vice President, Deputy General Counsel   Philadelphia, PA 19103
                                          and Secretary
JOHN A. FRY                               Delaware Investments(R) Family of Funds  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
President                                 Philadelphia, PA                         Ernst & Young LLP
Franklin & Marshall College                                                        2001 Market Street
Lancaster, PA                             DAVID P. O'CONNOR                        Philadelphia, PA 19103
                                          Senior Vice President, General Counsel
ANTHONY D. KNERR                          and Chief Legal Officer                  REGISTRANT AND STOCK TRANSFER AGENT
Managing Director                         Delaware Investments(R) Family of Funds  Mellon Investor Services, LLC
Anthony Knerr & Associates                Philadelphia, PA                         480 Washington Boulevard
New York, NY                                                                       Jersey City, NJ 07310
                                          JOHN J. O'CONNOR                         800 851-9677
LUCINDA S. LANDRETH                       Senior Vice President and Treasurer
Former Chief Investment Officer           Delaware Investments(R) Family of Funds  FOR SECURITIES DEALERS AND FINANCIAL
Assurant, Inc.                            Philadelphia, PA                         INSTITUTIONS REPRESENTATIVES ONLY
Philadelphia, PA                                                                   800 362-7500

ANN R. LEVEN                              The Fund files its complete schedule     WEB SITE
Former Treasurer/Chief Fiscal Officer     of portfolio holdings with the           www.delawareinvestments.com
National Gallery of Art                   Securities and Exchange Commission
Washington, DC                            for the first and third quarters of      Delaware Investments is the marketing name
                                          each fiscal year on Form N-Q. The        for Delaware Management Holdings, Inc. and
THOMAS F. MADISON                         Fund's Forms N-Q, as well as a           its subsidiaries.
President and Chief Executive Officer     description of the policies and
MLM Partners, Inc.                        procedures that the Fund uses to
Minneapolis, MN                           determine how to vote proxies (if
                                          any) relating to portfolio securities
JANET L. YEOMANS                          is available without charge (i) upon
Vice President and Treasurer              request, by calling 800 523-1918;
3M Corporation                            (ii) on the Fund's Web site at
St. Paul, MN                              http://www.delawareinvestments.com;      YOUR REINVESTMENT OPTIONS
                                          and (iii) on the Commission's Web        Delaware Investments Dividend and
J. RICHARD ZECHER                         site at http://www.sec.gov. The          Income Fund, Inc. offers an automatic
Founder                                   Fund's Forms N-Q may be reviewed and     dividend reinvestment program. If you
Investor Analytics                        copied at the Commission's Public        would like to reinvest dividends, and
Scottsdale, AZ                            Reference Room in Washington, DC;        shares are registered in your name,
                                          information on the operation of the      contact Mellon Investor Services, LLC
                                          Public Reference Room may be obtained    at 800 851-9677. You will be asked to
                                          by calling 800-SEC-0330.                 put your request in writing. If you
                                                                                   have shares registered in "street"
                                          Information (if any) regarding how       name, contact the broker/dealer
                                          the Fund voted proxies relating to       holding the shares or your financial
                                          portfolio securities during the most     advisor.
                                          recently disclosed 12-month period
                                          ended June 30 is available without
                                          charge (i) through the Fund's Web
                                          site at
                                          http://www.delawareinvestments.com;
                                          and (ii) on the Commission's Web site
                                          at http://www.sec.gov.

Delaware                                                        DDF
Investments(R)                                                Listed
-----------------------------------                             NYSE
A member of Lincoln Financial Group                  THE NEW YORK STOCK EXCHANGE

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday,
  8 a.m. to 7 p.m. Eastern Time:

o For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------------------------------------------------------






                                                              Printed in the USA
(9981)                                                               ANN-0512 DI
AR-DDF [11/05] IVES 1/06                                       MF0512078 PO10660

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,800 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,250 for the fiscal year ended November 30, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $5,905 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports with respect to the Fund's commercial paper program as required by the applicable rating agencies.




-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $16,350 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $8,320 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports with respect to the Fund's commercial paper program as required by the applicable rating agencies.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $21,350 for the registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,800 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------------------------------------------
AUDIT-RELATED SERVICES
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TAX SERVICES
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation    up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------------------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
NON-AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the      up to $10,000 in the aggregate
SEC and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------------------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $213,940 and $236,704 for the registrant's fiscal years ended November 30, 2005 and November 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the registrant's website at http://www.delawareinvestments.com; and
(ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006


         MICHAEL P. BISHOF
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    February 1, 2006